SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on June 25, 2009

SUPERVALU INC.

SUPERVALU INC.
11840 VALLEY VIEW ROAD
EDEN PRAIRIE, MN 55344

Meeting Information

Meeting Type:	Annual

For holders as of:	04/28/09

Date: 06/25/09	Time: 10:00 A.M., CDT

Location:	Minneapolis Convention Center 1301 Second Avenue South Minneapolis, Minnesota 55403
You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
This is not a ballot. You cannot use this notice to vote these shares. The proxy statement and annual report are available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 11, 2009 to facilitate timely delivery.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT            ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
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1) BY INTERNET:	www.proxyvote.com
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Voting Items

The Board of Directors Recommends a Vote FOR Items 1(a), 1(b), 1(c), 1(d), 1(e), and 1(f), and 2, and AGAINST Items 3 and 4.

ITEM 1.	ELECTION OF DIRECTORS	ITEM 4. TO CONSIDER AND VOTE ON A STOCKHOLDER PROPOSAL REGARDING SAY ON PAY AS DESCRIBED IN THE ATTACHED PROXY STATEMENT, AND,

1a.	Irwin S. Cohen

1b.	Ronald E. Daly
ITEM 5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
1c.	Lawrence A. Del Santo

1d.	Susan E. Engel

1e.	Craig R. Herkert

1f.	Kathi P. Seifert

ITEM 2. RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

ITEM 3. TO CONSIDER AND VOTE ON A STOCKHOLDER PROPOSAL REGARDING DRUGSTORE TOBACCO SALES AS DESCRIBED IN THE ATTACHED PROXY STATEMENT,